UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2005

VISTACARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50118	06-1521534

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 North Scottsdale Road, Suite 5000, Scottsdale, Arizona	85251

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 648-4545

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-10.45

Item 1.01 Entry Into A Material Definitive Agreement.

On February 8, 2005, VistaCare, Inc. (the “Company”) entered into an Agreement with Endowment Capital LP, a Delaware limited partnership, Long Drive LP, a Delaware limited partnership, Endowment Capital Group, LLC, a Delaware limited liability company, and Endowment Management, LLC, a Delaware limited liability company (collectively, the “Endowment Parties” and, together with their affiliates and associates, the “Endowment Entities”). As of February 8, 2005, the Endowment Parties beneficially own 2,387,635 shares of the Company’s common stock representing approximately 14.73% of the voting power of the Company.

Under the terms of the Agreement, the Company’s Board of Directors has agreed to permit one or more of the Endowment Entities to acquire up to 22.5% of the Company’s common stock without the Endowment Entities becoming an “Acquiring Person” for purposes of the Rights Agreement, dated as of August 18, 2004, between the Company and EquiServe Trust Company, N.A., as Rights Agent. In consideration for the rights granted by the Company to the Endowment Entities under the Agreement, the Endowment Parties have granted to the Company’s current Board of Directors an irrevocable proxy to vote those shares of the Company’s capital stock held by the Endowment Entities representing 15% or more of the voting power of the Company (the “Excess Securities”) with respect to any and all matters presented to the stockholders of the Company at any meeting thereof. Furthermore, the Endowment Parties have covenanted that neither they, nor any of their respective affiliates, associates, officers, directors or agents will, either alone or in concert with others: (1) solicit, publicly encourage or seek to obtain, or cause, solicit, encourage or induce any other person or entity to solicit or seek to obtain, a proxy or other authority to vote with respect to any securities of the Company; or (2) seek to change the control of the Company or change the corporate governance, management or composition of the Board of Directors of the Company either alone or in concert with any other participant in any transaction having such purpose or effect until the later of (i) a date which is two years from the date of the Agreement or (ii) the date on which the Endowment Entities cease to own any Excess Securities. In addition, the Endowment Parties have jointly and severally represented to the Company that none of them has entered, or while in possession of any Excess Securities will enter, into any contract, agreement, arrangement or understanding with any other person or entity (other than the Company or other Endowment Entities) with respect to the acquisition, disposition or voting of the Company’s securities or with respect to the change or influence of the control, or the change of the management, corporate governance or composition of the Company’s Board of Directors.

The Agreement is attached hereto as Exhibit 10.45 and is incorporated herein by reference. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement attached hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.45	Agreement, dated as of February 8, 2005, by and among VistaCare, Inc., Endowment Capital LP, Long Drive LP, Endowment Capital Group, LLC and Endowment Management, LLC (filed herewith).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.

Date: February 9, 2005	/s/ Stephen Lewis

Name: Stephen Lewis
Title: Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.45	Agreement, dated as of February 8, 2005 by and among VistaCare, Inc., Endowment Capital LP, Long Drive LP, Endowment Capital Group, LLC and Endowment Management, LLC (filed herewith).